SUPPLEMENT TO:
CALVERT IMPACT FUND, INC.
Calvert Small Cap Fund
Calvert Global Energy Solutions Fund
Calvert Global Water Fund
Calvert Green Bond Fund
STATEMENT OF ADDITIONAL INFORMATION
January 31, 2015
Date of Supplement: July 22, 2015
Under “Non-Principal Investment Policies and Risks” on page 10, delete the second paragraph under the heading “Exchange-Traded Funds (“ETFs”) (Applies to Green Bond)” and replace it with the following:
The Fund may invest in ETFs to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash, or when the Advisor believes share prices of ETFs offer attractive values.
Under “Directors and Officers – Board Structure” on page 35, delete the third sentence of the fourth paragraph and replace it with the following:
The Audit Committee oversees Calvert’s High Social Impact Investments program and Fund purchases of Community Investment Notes issued by the Calvert Social Investment Foundation.